UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                Date of Report (Date of Earliest Event Reported):
                                February 13, 2007


                          GROEN BROTHERS AVIATION, INC.

             (Exact name of registrant as specified in its charter)

                           Commission File No. 0-18958


              Utah                                           87-0489865
(State or other jurisdiction of                     (IRS Employer Identification
         incorporation)                                        Number)


                            2640 W. California Avenue
                           Salt Lake City, Utah 84104
               (Address of principal executive offices)(Zip Code)

       Registrant's telephone number, including area code: (801) 973-0177

   Former name or former address, if changed since last report: Not Applicable
                             ______________________


      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the
               registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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              ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

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         On February 13, 2007,  Groen Brothers  Aviation,  Inc. (the  "Company")
received the approval of the holders of its Series B Preferred Stock to extend the redemption date of the Series B Preferred Stock from January 1, 2007 to May 1, 2007. The Company amended its Articles of Incorporation on February 13, 2007 to reflect the extension of the redemption date.

         The extension of the redemption date of the Series B Preferred Stock to May 1, 2007 was granted to give the Company time to complete a previously announced joint venture with the government of Aragon, Spain to complete Federal Aviation Administration ("FAA") certification, production and delivery of the Company's Hawk 5 gyroplane, a five place turboprop vertical takeoff and landing aircraft based on the Company's original Hawk 4 design.


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                   ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

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         Exhibits:

         3.1 Amendment to Fourth Restated Articles of Incorporation of Groen Brothers Aviation, Inc.


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                                   SIGNATURES

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         Pursuant to the  requirements  of the Securities  Exchange of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  February 15, 2007            GROEN BROTHERS AVIATION, INC.


                                     By: /s/ David Groen
                                         --------------------------------------
                                          David Groen
                                          President and Chief Executive Officer
                                          (Principal Executive Officer)



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